SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    April 10, 2003
                                                         --------------

                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-29239               36-3909334
          --------                   ---------               ----------
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                              60601
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)




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ITEM 12.  Results of Operation and Financial Condition
          --------------------------------------------

            On April 10, 2003, Inforte Corp. issued a release regarding earnings for the first quarter of 2003. The text of the press release is attached as
Exhibit 99 and is being furnished pursuant to Item 12 of Form 8-K (Results of Operation and Financial Condition).



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFORTE CORP.


April 10, 2003                         By:  /s/ Nick Padgett
                                          --------------------------------------
                                            Nick Padgett
                                            Chief Financial Officer







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                                  EXHIBIT INDEX


No.                  Description of Exhibit

99                      Press Release





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